THIRD QUARTER REPORT

[MORGAN STANLEY LOGO]

The Latin American Discovery Fund, Inc.

SEPTEMBER 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

THE LATIN AMERICAN DISCOVERY FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                              William G. Morton, Jr.
CHAIRMAN OF THE BOARD OF DIRECTORS           DIRECTOR

Ronald E. Robison                            Michael Nugent
PRESIDENT AND DIRECTOR                       DIRECTOR

John D. Barrett II                           Fergus Reid
DIRECTOR                                     DIRECTOR

Thomas P. Gerrity                            Stefanie V. Chang
DIRECTOR                                     VICE PRESIDENT

Gerard E. Jones                              Lorraine Truten
DIRECTOR                                     VICE PRESIDENT

Joseph J. Kearns                             Joseph P. Stadler
DIRECTOR                                     VICE PRESIDENT AND TREASURER

Vincent R. McLean                            Mary E. Mullin
DIRECTOR                                     SECRETARY

C. Oscar Morong, Jr.                         Belinda A. Brady
DIRECTOR                                     ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.
                                         OVERVIEW

LETTER TO SHAREHOLDERS

For the nine months ended September 30, 2001, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -19.10% compared with -18.70% for the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Latin America Index (the "Index"). For the period from commencement of operations on June 23, 1992 through September 30, 2001, the Fund's cumulative total return, based on net asset value per share, was 118.70% compared with 54.96% for the Index. On September 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $7.79, representing a 20.0% discount to the Fund's net asset value per share.

MARKET OVERVIEW
For the nine months ending September 2001, the Fund performed in-line with the benchmark. Stock selection in Mexico and Peru were positive contributors to performance while stock selection in Brazil and Chile detracted from performance. On a country allocation basis our overweight position in Brazil (Index return -37.4%) coupled with our underweight stance in Colombia (24.0%) reduced positive contributions from country allocations in Mexico (-0.6%) and Argentina (-39.3%).

During the first quarter of 2001, investors witnessed a continuation of the global stock market correction of 2000. While there was a sharp rally in January as Latin and other emerging markets posted double-digit returns on the back of interest rate cuts in the U.S. and a pickup in global equity markets, the good news was short-lived. February and March were difficult months for global markets. Investors remained focussed on the slowing pace of global economic growth. Additionally, profit downgrades and earnings disappointments further depressed investor sentiment. The Latin American markets rebounded during the second quarter fueled by several U.S. interest rate easings as well as the significant investment during the month of May by a global banking institution into the Mexican banking sector. In the third quarter, Latin American equity markets fell sharply along with global equity markets in the aftermath of the September 11 attacks in the U.S., driven by heightened risk aversion and a deteriorating economic outlook. During September, the Latin American equities fell 16.0% and ended the quarter down 23.5%. Earlier in the third quarter, markets were led lower due to default fears in Argentina and concerns over the economic slowdown in Mexico and Brazil.

Early in the year, we reduced our exposure in Argentina. We added to Mexico during the second quarter, as Mexico is seen as a safe haven.

MARKET OUTLOOK

In the short-term, we remain cautious as global economic growth slows further and risk aversion increases. We believe the significant negative shock to consumer demand caused by the tragic events of September 11 will result in a recession in the U.S. and throughout the world during the rest of 2001. However, the monetary policy and pending fiscal responses to this weak economic landscape are significant. We expect U.S. consumption to eventually improve fueled by the low interest rate environment and an expected pick-up in government spending, potentially resulting in the resumption of economic growth in the U.S. and abroad sometime during the second half of 2002. As global economies strengthen and risk aversion decreases, Latin American economies should also improve. With valuations at seven year lows, we believe the Latin American markets are near their trough.

OTHER DEVELOPMENTS

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the nine months ended September 30, 2001, the Fund repurchased 278,120 shares at an average discount of 18.17% from net asset value per share. From the inception of the program through September 30, 2001, the Fund has repurchased 1,858,720 of its shares at an average discount of 19.56% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
PRESIDENT AND DIRECTOR
October 2001

-------------
ON OCTOBER 18, 2001, THE FUND'S BY-LAWS WERE AMENDED TO CHANGE THE RETIREMENT AGE FOR IT'S DIRECTORS TO 72 FROM 73.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.
                                         SEPTEMBER 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY
HISTORICAL INFORMATION

                                                                   TOTAL RETURN (%)
                                      ----------------------------------------------------------------------------
                                         MARKET VALUE(1)           NET ASSET VALUE(2)              INDEX(3)
                                      ----------------------------------------------------------------------------
                                                    AVERAGE                    AVERAGE                     AVERAGE
                                      CUMULATIVE     ANNUAL        CUMULATIVE   ANNUAL      CUMULATIVE      ANNUAL
                                      ----------    -------        ----------  -------      ----------     -------
Year to Date                            -18.00%          --           -19.10%       --         -18.70%          --
One Year                                -25.50       -25.50%          -26.52    -26.52%        -25.33       -25.33%
Five Year                                12.25         2.34            20.45      3.79          -5.25        -1.07
Since Inception*                         74.91         6.22           118.70      8.80          54.96         4.84

Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                                YEAR ENDED DECEMBER 31,                            NINE MONTHS
                        ------------------------------------------------------------------------------------------    ENDED
                                                                                                                    SEPTEMBER
                              1992*     1993       1994      1995      1996     1997      1998       1999     2000   30, 2001
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share    $ 15.23   $ 23.31    $ 17.16   $ 10.98   $ 14.77  $ 20.34   $  8.19   $ 14.11   $ 12.04   $  9.74
-------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share       $ 13.25   $ 27.13    $ 18.25   $  9.88   $ 12.50  $ 17.94   $  6.19   $ 10.69   $  9.50   $  7.79
-------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)             -13.0%     16.4%       6.4%    -10.0%    -15.4%   -11.8%    -24.4%    -24.2%    -21.1%    -20.0%
-------------------------------------------------------------------------------------------------------------------------------
Income Dividends                  --        --    $  0.00#       --   $  0.16       --   $  0.08   $  0.09   $  0.10        --
-------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions       --        --    $  5.74   $  0.45   $  1.14  $  0.70   $  6.67        --        --        --
-------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)            8.01%    65.36%+    -0.14%   -27.61%+   47.19%   43.06%   -33.53%    73.78%   -13.86%   -19.10%
-------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)           2.00%    53.92%      0.64%   -12.83%    22.21%   31.64%   -35.11%    58.89%   -16.66%   -18.70%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
 *  The Fund commenced operations on June 23, 1992.
 #  Amount is less than $0.01 per share.
 + This return excludes the effect of the rights issued in connection with the Rights Offerings.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

[CHART]

ALLOCATION OF TOTAL INVESTMENTS

Equity Securities          91.7%
Short-Term Investments      8.3

[CHART]

INDUSTRIES

Diversified Telecommunication Services            20.5%
Banks                                             11.8
Beverages                                          9.9
Oil & Gas                                          8.4
Electric Utilities                                 7.2
Wireless Telecommunication Services                7.1
Paper & Forest Products                            5.7
Multiline Retail                                   5.2
Metals & Mining                                    5.0
Construction Materials                             3.4
Other                                             15.8

[CHART]

COUNTRY WEIGHTINGS

Mexico                  46.8%
Brazil                  36.1
Chile                    7.3
Venezuela                2.0
Argentina                1.5
Other                    6.3

TEN LARGEST HOLDINGS

                                                  PERCENT OF
                                                  NET ASSETS
------------------------------------------------------------
1.   Telmex 'L' ADR (Mexico)                         12.5%
2.   Petrobras SA (Brazil)                            8.4
3.   America Movil SA de CV (Mexico)                  6.0
4.   Wal-Mart de Mexico. (Mexico)                     5.2
5.   Kimberly-Clark de Mexico (Mexico)                3.7
6.   Cemex SA (Mexico)                                3.4
7.   Companhia de Bebdias das Americas ADR (Brazil)   3.4
8.   CVRD (Brazil)                                    3.2
9.   Grupo Televisa CPO (Mexico)                      3.2
10.  Bancomer 'O' (Mexico)                            3.2
                                                     -----
                                                     52.2%
                                                     =====

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.
                                         STATEMENT OF NET ASSETS
                                         SEPTEMBER 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                           VALUE
                                               SHARES      (000)
----------------------------------------------------------------
COMMON STOCKS (93.0%)
(UNLESS OTHERWISE NOTED)
================================================================
ARGENTINA (1.5%)
BEVERAGES
  Quinsa ADR                                   75,477   $    868
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telecom Argentina Stet - France
    Telecom ADR                                86,824        755
----------------------------------------------------------------
                                                           1,623
================================================================
BRAZIL (36.1%)
AEROSPACE & DEFENSE
  Embraer ADR                                  54,150        690
----------------------------------------------------------------
BANKS
  Banco Bradesco (Preferred)              442,452,057      1,759
  Banco Bradesco ADR                          109,640        433
  Banco Nacional SA (Preferred)            95,420,000          2
  Itaubanco (Preferred)                    51,117,340      3,255
  Unibanco (Preferred) GDR                     54,313        788
----------------------------------------------------------------
                                                           6,237
----------------------------------------------------------------
BEVERAGES
  Companhia de Bebdias das
    Americas                                4,120,000        664
  Companhia de Bebdias das
    Americas ADR                              185,040      2,962
----------------------------------------------------------------
                                                           3,626
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Brasil Telecom Participacoes SA
    (Preferred)                            73,125,250        403
  Brasil Telecom Participacoes SA
    (Preferred) ADR                             6,660        181
  Brasil Telecom SA (Preferred)           370,721,562      1,361
  Embratel SA (Preferred)                 104,317,000        293
  Embratel SA ADR                              62,495        174
  Tele Norte Leste Participacoes
    SA (Preferred)                         11,349,000        102
  Tele Norte Leste Participacoes
    SA (Preferred) ADR                        128,376      1,162
----------------------------------------------------------------
                                                           3,676
----------------------------------------------------------------
ELECTRIC UTILITIES
  CEMIG SA (Preferred)                    103,664,003        998
  CEMIG SA ADR                                 70,893        677
  Copel (Preferred) 'B'                   176,181,500      1,023
  Copel (Preferred) ADR                            16         --@
  Eletrobras                              102,159,950      1,225
  Eletrobras (Preferred) 'B'              108,863,880      1,199
  Eletrobras (Preferred) ADR                   96,970        541
  Eletrobras ADR                               24,430        147
----------------------------------------------------------------
                                                           5,810
----------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Itau (Preferred)                          1,322,880        887
----------------------------------------------------------------
METALS & MINING
  CSN                                      76,592,100        775
  CSN ADR                                      21,600        216
  CVRD                                          5,000         95
  CVRD (Bonus Shares)                         116,420         --@
  CVRD (Preferred) 'A'                        122,061      2,414
  CVRD (Preferred) ADR                         47,230        940
  Gerdau (Preferred)                      128,304,844        654
----------------------------------------------------------------
                                                           5,094
----------------------------------------------------------------
MULTILINE RETAIL
  Lojas Arapua SA (Preferred)              41,337,400         --@
  Lojas Arapua SA (Preferred) ADR              20,775         --@
----------------------------------------------------------------
                                                              --@
----------------------------------------------------------------
OIL & GAS
  Petrobras                                    74,331      1,465
  Petrobras SA (Preferred)                     58,281      1,120
  Petrobras SA ADR (Preferred)                115,590      2,219
  Petrobras SA ADR                            205,200      4,053
----------------------------------------------------------------
                                                           8,857
----------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Aracruz Celulose ADR                         93,668      1,391
  Votorantim Celulose e Papel
    (Preferred)                             6,760,000        177
  Votorantim Celulose e Papel ADR              40,090        523
----------------------------------------------------------------
                                                           2,091
----------------------------------------------------------------

                                        5

                                                           VALUE
                                               SHARES      (000)
----------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Celular CRT (Preferred)                   3,402,684   $    441
  Tele Norte Celular (Preferred)          544,175,423        222
  Telemig Celular SA (Preferred)          137,035,000        157
  Telemig Celular SA ADR                        2,870         65
  Telesp Celular (Preferred) 'B'           22,404,253         48
  Telesp Celular ADR                           57,990        306
----------------------------------------------------------------
                                                           1,239
----------------------------------------------------------------
                                                          38,207
================================================================
CHILE (6.6%)
BANKS
  Banco Edwards ADR                            69,853      1,083
  Banco Santander Chile ADR                    23,200        413
  Banco Santiago ADR                           26,995        536
----------------------------------------------------------------
                                                           2,032
----------------------------------------------------------------
BEVERAGES
  CCU ADR                                      59,200      1,012
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telefonica CTC ADR                          139,852      1,378
----------------------------------------------------------------
ELECTRIC UTILITIES
  Endesa ADR                                   79,209        686
  Enersis SA ADR                               95,348      1,167
----------------------------------------------------------------
                                                           1,853
----------------------------------------------------------------
FOOD & DRUG RETAILING
  D&S ADR                                      37,675        422
----------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Quinenco ADR                                 56,020        336
----------------------------------------------------------------
                                                           7,033
================================================================
MEXICO (46.8%)
BANKS
  Bancomer 'O'                              4,791,802      3,349
  Banorte 'O'                                 615,441        899
----------------------------------------------------------------
                                                           4,248
----------------------------------------------------------------
BEVERAGES
  FEMSA ADR                                    42,653      1,214
  FEMSA UBD                                   688,019      1,952
  Grupo Modelo SA 'C'                         535,000      1,175
  Panamerican Beverages, Inc. 'A'              35,600        600
----------------------------------------------------------------
                                                           4,941
----------------------------------------------------------------
CONSTRUCTION MATERIALS
  Cemex SA ADR                                 38,984        801
  Cemex SA CPO                                696,728      2,841
----------------------------------------------------------------
                                                           3,642
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Carso Global Telecom                        316,444   $    605
  Telmex 'L' ADR                              409,622     13,227
----------------------------------------------------------------
                                                          13,832
----------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES
  TAMSA ADR                                   121,412      1,093
----------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Alfa SA 'A'                               1,120,799        801
  Grupo Carso SA 'A1'                         247,445        557
----------------------------------------------------------------
                                                           1,358
----------------------------------------------------------------
MEDIA
  Grupo Televisa CPO GDR                      117,171      3,363
----------------------------------------------------------------
METALS & MINING
  Nuevo Grupo Mexico 'B'                      170,610        240
----------------------------------------------------------------
MULTILINE RETAIL
  Wal-mart de Mexico 'C'                      986,227      1,866
  Wal-mart de Mexico 'V'                    1,642,010      3,433
  Wal-mart de Mexico ADR                       11,250        235
----------------------------------------------------------------
                                                           5,534
----------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Kimberly-Clark de Mexico SA 'A'           1,421,874      3,953
----------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  Grupo Aeroportuario del
    Sureste ADR                                21,300        200
  Grupo Aeroportuario del
    Sureste-B                                 884,900        818
----------------------------------------------------------------
                                                           1,018
----------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  America Movil SA de CV
    ADR                                       426,619      6,327
----------------------------------------------------------------
                                                          49,549
================================================================
VENEZUELA (2.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  CANTV ADR                                    91,795      2,115
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $127,767)                                         98,527
================================================================

                                        6

                                                 FACE
                                               AMOUNT      VALUE
                                                (000)      (000)
----------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.3%)
================================================================
CHILE (0.7%)
INVESTMENT COMPANIES
  Citi Corp. Cash Fund                    $       348   $    679
----------------------------------------------------------------
UNITED STATES (7.6%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities Inc.,
    2.50%, dated 9/28/01, due
    10/1/01.                                    8,055      8,055
----------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $8,764)                                            8,734
================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.1%)
================================================================
  Argentine Peso               ARS                  7          7
  Brazilian Real               BRL                321        121
  Mexican Peso                 MXN                182         19
----------------------------------------------------------------
  (Cost $151)                                                147
================================================================
TOTAL INVESTMENTS (101.4%)
  (Cost $136,685)                                        107,408
================================================================

                                               AMOUNT
                                                (000)
----------------------------------------------------------------
OTHER ASSETS AND LIBILITIES (-1.4%)
Other Assets                                      232
Liabilities                                    (1,743)    (1,511)
================================================================
NET ASSETS (100%)
  Applicable to 10,877,405, issued and
    outstanding $ 0.01 par value shares
    (20,000,000 shares authorized)                      $105,897
================================================================
NET ASSET VALUE PER SHARE                               $   9.74
================================================================

(a) -- The repurchase agreement is fully collateralized by government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

================================================================
SEPTEMBER 30, 2001 EXCHANGE RATES:
----------------------------------------------------------------
ARS       Argentine Peso                           0.999 = $1.00
BRL       Brazilian Real                           2.669 = $1.00
MXN       Mexican Peso                             9.515 = $1.00
----------------------------------------------------------------

                                        7